Exhibit 10.2(b)


                  Schedule of Warrant (new financing) Issued by
               NCT Group, Inc. to Carole Salkind on July 26, 2005


                           Expiration           Exercise             Shares
      Grant Date              Date                Price              Granted
      ----------              ----                -----              -------
       07/26/05             07/26/10              $ 0.01            10,000,000